EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Highlands Insurance Group, Inc.:

We hereby consent to the use of our report incorporated herein by reference dated May 22, 1997, related to the consolidated financial statements of Vik Brothers Insurance, Inc. and subsidiaries as of December 31, 1996, and for the year then ended.


                                    /s/KPMG Peat Marwick LLP
                                    KPMG PEAT MARWICK LLP


Houston, Texas
August 25, 1997